UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  June 1, 2017

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA  91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. — Submission of Matters to a Vote of Security Holders

On June 1, 2017, LTC held its 2017 Annual Meeting of Stockholders in Westlake Village, California.  At the Annual Meeting, the following matters were considered and voted upon:

Proposal No. 1:  Stockholders elected five directors to serve on the Board of Directors of LTC for the ensuing year and until the election and qualification of their respective successors, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Boyd W. Hendrickson	31,221,214	242,951	34,572	5,963,366
James J. Pieczynski	31,239,967	223,673	35,097	5,963,366
Devra G. Shapiro	31,253,902	207,236	37,599	5,963,366
Wendy L. Simpson	30,796,921	666,975	34,841	5,963,366
Timothy J. Triche, M.D.	31,152,992	307,424	38,321	5,963,366

Proposal No. 2:  Stockholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm of LTC for fiscal 2017, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
37,219,336	162,470	80,297	-0-

Proposal No. 3:  Stockholders approved, on an advisory basis, the compensation of the named executive officers of LTC, based upon the following votes:

For	Against	Abstentions	Broker Non-Votes
30,112,148	1,222,662	163,927	5,963,366

Proposal No. 4:  Stockholders indicated their preference for one year in the advisory vote on the frequency of future advisory votes on executive compensation, based upon the following votes:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
24,871,748	517,566	5,974,078	135,345	5,963,366

In light of the voting results on this Proposal 4, the Board of Directors has determined that LTC Properties, Inc. will continue to include an advisory vote on executive compensation in LTC Properties, Inc.’s proxy materials every year until the next required advisory vote on the frequency of future advisory votes on executive compensation, which will occur no later than LTC Properties, Inc.’s 2023 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: June 5, 2017	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
Chairman, CEO & President